Exhibit 10.4

THIRD AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment, effective as of December 31, 2024 (the “Amendment”), to the Executive Employment Agreement, dated January 31, 2020, by and between NovaBay Pharmaceuticals, Inc. (the “Company”) and Justin M. Hall (“Executive”), as amended by the First Amendment to Executive Employment Agreement, effective as of December 31, 2021, and as further amended by the Second Amendment to Executive Employment Agreement, effective as of December 31, 2023 (collectively, the “Agreement”).

WHEREAS, the Company and Executive desire to amend the Agreement to further extend the term of the Executive’s employment with the Company.

NOW, THEREFORE, in consideration of the foregoing recital, the mutual covenants herein contained and for other good and valuable consideration, the parties hereby agree as follows:

1.        Amendments to the Agreement. Effective as of the date hereof:

       (a)         Section I(B) of the Agreement is hereby amended as follows:

B.          Term. Executive’s employment with the Company is at-will and shall be governed by the terms of this Agreement, which employment of Executive shall be continuing from January 1, 2025 until and including December 31, 2025, unless this Agreement is terminated at some earlier time in accordance with the terms of this Agreement.

2.       No Other Changes. Except as expressly stated herein, this Amendment does not amend or otherwise modify any of the terms or conditions of the Agreement, which shall remain in full force and effect pursuant to its terms. Any terms not defined herein shall have the meaning set forth in the Agreement. To the extent applicable, each party hereby represents and warrants that its respective signatory has been and is on the date of this Amendment duly authorized by all necessary corporate action to execute this Amendment.

3.        Governing Law. This Amendment shall be governed by the laws of the State of California, without regard for choice-of-law provisions. Executive consents to personal and exclusive jurisdiction and venue in the State of California.

4.        Counterparts. This Amendment may be executed in counterparts and by electronic mail, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Executive has hereunto set his hand, all as of the date first written above.

NOVABAY PHARMACEUTICALS, INC.

By:	/s/ Paul Freiman
Name: Paul Freiman
Title: Chairman

EXECUTIVE

By:	/s/ Justin M. Hall
Name: Justin M. Hall